EATON VANCE OAKTREE DIVERSIFIED CREDIT NEXTSHARES
Supplement to Prospectus dated November 14, 2017

The following replaces the second paragraph in “Portfolio Holdings Disclosure”:

A list of the Fund’s portfolio holdings as of each quarter end is posted to the Eaton Vance website (www.eatonvance.com) approximately one month after such quarter end. The Fund also posts information about certain portfolio characteristics (such as top ten holdings and asset allocation by market sector or geography) at least quarterly on the Eaton Vance website approximately ten Business Days after the period end. The Fund may also post performance attribution as of a month end or more frequently if deemed appropriate. In addition, the Fund files with the SEC annual and semiannual reports on Form N-CSR and reports on Form N-Q as of the end of the first and third fiscal quarters, each containing a list of the portfolio holdings. The Fund’s reports on Form N-CSR and Form N-Q may be viewed on the SEC’s website (www.sec.gov) and the Eaton Vance website approximately 60 days after quarter end.

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